41st Annual Shareholders Meeting May 19th 2016 Exhibit 99.1

Safe Harbor Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including pending or threatened litigation, the resolution of legal proceedings or regulatory or other governmental inquiries or investigations, and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2015, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 32 Years 10 Years Richard C. Thomas Executive Vice President Chief Financial Officer 6 Years 5 Years James F. Dowd Executive Vice President Chief Credit Officer 39 Years 8 Years David C. Harvey Executive Vice President Chief Operations Officer 26 Years 6 Years David A. Brager Executive Vice President Sales Division 28 Years 13 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 4 Years Yamynn De Angelis Executive Vice President Chief Risk Officer 37 Years 29 Years Ted Dondanville Executive Vice President Senior Lender 34 Years 17 Years Richard Wohl Executive Vice President General Counsel 28 Years 5 Years Elsa Zavala Executive Vice President Chief Information Officer 36 Years 23 Years Larry Zivelonghi Executive Vice President Dairy & Livestock Industries 36 Years 23 Years

Senior Leadership Team Name Position Banking Experience CVBF Service Hector Gutierrez Senior Vice President Deputy Chief Credit Officer 34 Years 5 Years David Krebs Senior Vice President Human Resources 22 Years 13 Years James Mead Senior Vice President Inland Empire 41 Years 23 Years Michael Mulcahy Senior Vice President Los Angeles County 38 Years 8 Years Tim Noone Senior Vice President Specialty Banking Group 33 Years 8 Years Mark Richardson Senior Vice President Real Estate Banking 26 Years 22 Years Michael Stain Senior Vice President Central Valley 34 Years 3 Years Don Toussaint Executive Vice President Ventura/Santa Barbara County 39 Years 1 Year Bob Zeltner Senior Vice President Orange County 33 Years 8 Years Don Evenson Senior Vice President Chief Investment Officer 27 Years NEW David Stong Senior Vice President San Diego County 33 Years New Total Average 32 Years 11 Years *Investment Experience *

Senior Managers

Name	Position	Name	Position
Greg Armstrong	SVP | Upland CBC	**Steve Hill**	SVP | Private Client Advisor
Gary Braunstein	SVP | Citizens Home Lending	**John Hillier**	SVP | Specialty Banking Group
Greg Burwell	SVP | Credit Administrator	**Francene LaPoint**	SVP | Controller
Steve Caseldine	SVP | Corona BFC	**Frank Rozario**	SVP | Corona BFC
Michael Duran	SVP | Brea BFC	**LaVon Short**	SVP | Treasury Services
Vince Gottuso	SVP | Ontario Airport BFC	**Thomas Trine**	SVP | Trust Services

cbbank.com 5

In Memory: Charles Magistro Founding Director of CVB Financial Corp. 1974-1999

Retirements

Retiring Director: San Vaccaro 17 Years as a Director of CVB Financial Corp.

Retiring CFO: Rich Thomas 5.5 Years as a Chief Financial Officer

Retiring CCO: Jim Dowd 8 Years as a Chief Credit Officer

CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3/31/15 3/31/16 Total Assets: $7.4 Billion $7.9 Billion Gross Loans: $3.7 Billion $4.2 Billion Total Deposits (Including Repos): $6.5 Billion $6.8 Billion Total Equity: $897 Million $972 Million

Largest Bank Holding Companies Headquartered in California In millions Source: SNL Financial | *Bank only, no holding company Rank Name Asset Size (3/31/16) 1 Wells Fargo & Company $1,849,182 2 First Republic Bank* $62,103 3 SVB Financial Group $43,574 4 East West Bancorp $33,109 5 Pacwest Bancorp $21,031 6 Cathay General Bancorp $13,262 7 Banc of California, Inc. $9,617 8 BBCN Bancorp, Inc. $8,068 9 CVB Financial Corp. $7,921 10 Opus Bank* $6,930

Other Bank Accomplishments & Ratings 156 Consecutive Quarters of Profitability 106 Consecutive Quarters of Cash Dividends BauerFinancial Report Five Star Rating (December 2015) 83 Consecutive Quarters Fitch Rating BBB (September 2015)

Our Markets

Existing Locations 3/31/15 3/31/16 Banking Centers 47 52 CitizensTrust Locations 3 3 Corporate Office Business Financial Centers Commercial Banking Centers CitizensTrust Ventura CBC – NEW Opened January 2015 Santa Barbara CBC– NEW Opened December 2015 New County Commerce Bank Locations *Porterville Business Financial Center was sold as of 5/13/2016

What’s New

County Commerce Bank February 29, 2016

Ventura/Santa Barbara Counties Citizens Business Bank County Commerce Bank Santa Barbara

County Commerce Bank ‘CNYB’ Acquisition Date: February 29, 2016 Overview CNYB Balance Sheet (000’s) 12/31/15 Headquarters Oxnard, CA Establishment Date 2003 Total Branches 4 Total Assets $256,100 Total Loans $164,400 Total Deposits $225,800 Acquisition Price = $41.25 Million

New Banking Teams (2014/2015) Location # of New Hires Central Valley Agribusiness 3 San Diego 5 Los Angeles 4 Oxnard 4 Santa Barbara 3 Newport Beach 6 Total 25

Three Areas of Growth Acquisitions San Diego (2014) Oxnard (2015) American Security Bank (2014) County Commerce Bank (2016) Santa Barbara (2015)

Financial Results

Deposits* (000’s) # of Center Locations Total Deposits (3/31/15) Total Deposits (3/31/16) Los Angeles County 18 $2,347,804 $2,426,131 Inland Empire (Riverside & San Bernardino Counties) 9 $1,992,402 $1,966,085 Orange County 9 $907,308 $970,405 Central Valley 9 $909,278 $914,646 Ventura & Santa Barbara Counties 6 N/A $246,211 Other 1 $301,336 $319,660 Total 52 $6,458,128 $6,843,138 *Includes Customer Repurchase Agreements; Balance as of balance sheet date Average Cost of Deposits (year to date) 0.11% 0.11%

Non-Interest Bearing Deposits (000’s)

Total Loans as of 03/31/2016 (000’s) # of Center Locations Average Loans per Location Total Loans* (3/31/2016) Los Angeles County 18 $90,736 $1,633,241 Central Valley 9 $85,369 $768,318 Inland Empire (Riverside & San Bernardino Counties) 9 $73,613 $662,519 Orange County 9 $57,252 $515,269 Ventura/Santa Barbara Counties 6 $43,018 $258,110 Other 1 $346,810 Total $4,184,267 *Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale

Source: Q1 2016 earnings release & company reports Loan Portfolio Composition Total Loans by Type

Loans: Net Charge-Offs* (000’s) *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined -

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

2016 Interest Rate Challenges Remain

Net Interest Margin *Normalized tax-equivalent excludes accretion on covered loans (Purchase Credit Impaired) Normalized* 2.92% 3.92% 3.47%

‘CVBF’ Assets & Liabilities 3/31/16 $6.9 Billion **Includes Customer Repurchase Agreements 3/31/16 $7.9 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit Assets Liabilities

Yield on Securities vs. Yield on Loans *Excluding Discount Accretion **Includes Available for Sale and Held to Maturity, TE

Securities & Investments

Source: Q1 2016 earnings release | Yield on securities represents the fully taxable equivalent $2.29 Billion *Available For Sale Yield on securities portfolio = 2.52% for the 1st Quarter 2016 Securities Portfolio* --$3.1 Billion-- $812.9 Million *Held to Maturity

Securities Portfolio* $2.29 Billion Mark-to-Market (Pre-tax) (000’s) *Available For Sale $58,975

CitizensTrust

CitizensTrust 2014* 2015* 03/31/16 (Annualized) Assets Under Administration and Management $2.4 Billion $2.4 Billion $2.5 Billion Gross Income (full year) $8.1 Million $8.6 Million $8.8 Million *As of 12/31/14 and 12/31/15

Capital

Capital Ratios * CVB Financial Corp. – Consolidated Adequately Capitalized Ratio Well-Capitalized Ratio March 31, 2016* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 16.74% Total Risk-based Capital Ratio 8.0% 10.0% 18.00% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.27% Tier 1 Leverage Ratio 4.0% 5.0% 11.39%

May 2016 -Shareholder Update-

CVBF Stock Price $10.38 Shareholders Meeting 05/18/10 $9.22 Shareholders Meeting 05/18/11 $11.35 Shareholders Meeting 05/15/13 $6.56 Shareholders Meeting 05/13/09 $11.07 Shareholders Meeting 05/16/12 $14.62 Shareholders Meeting 05/22/14 $16.62 05/19/16 Average annual increase since May ’09 = 14% $16.39 Shareholders Meeting 05/20/15

‘CVBF’ Stock Performance 05/19/2016 1.40% -4.04% -7.08% -12.96%

--2016 & Beyond-- Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

2016 ‘Critical Few’ Quality Loan Growth Expand Our Footprint DeNovo Growth Acquisition Relationship Banking Cyber Security Recruit, Retain & Train Key People

Copy of presentation at www.cbbank.com